Exhibit 99.3

SECOND QUARTER FIXED INCOME PRESENTATION JULY 19, 2005

TOTAL COMPANY

SECOND QUARTER AND FIRST SIX MONTHS RESULTS

	Second Quarter 2005	Second Quarter O / (U) 2004	First Six Months 2005	First Six Months O / (U) 2004
Earnings Per Share				
Net Income	$ 0.47	$(0.10)	$ 1.06	$ (0.45)
Continuing Ops. -- Excl. Special Items*	0.47	(0.14)	1.08	(0.48)
After-Tax Profits (Mils.)				
Net Income	$ 946	$ (219)	$2,158	$ (958)
Continuing Ops. -- Excl. Special Items*	936	(307)	2,196	(1,014)
Memo: Tax Rate	3.3%	(16.9) Pts.	14.4%	(11.6) Pts.
Pre-Tax Profits (Mils.)				
Incl. Special Items	$ 726	$ (759)	$2,275	$(2,073)
Excl. Special Items*	1,052	(573)	2,708	(1,792)
Revenue (Bils.)				
Total Sales and Revenue	$ 44.5	$ 1.6	$ 89.7	$ 2.1
Automotive Sales	38.7	2.0	78.0	2.5
Vehicle Unit Sales (000)	1,718	(33)	3,434	(105)
Automotive Cash, Marketable and Loaned Securities and Short-term VEBA** (Bils.)				
Gross***	$ 21.8	$ (5.0)	$ 21.8	$ (5.0)
Net of Total Debt	3.7	(4.3)	3.7	(4.3)
Operating-Related Cash Flow****	(0.2)	(0.3)	0.6	(1.8)

* See Appendix (page 1) for reconciliation to GAAP

** Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations

*** See Appendix (page 8) for reconciliation to GAAP

**** Before pension and long-term VEBA contributions and tax refunds; see Appendix (page 7) for calculation and Appendix (pages 8 and 9) for reconciliation to GAAP

SLIDE 1

TOTAL COMPANY 2005 FINANCIAL MILESTONES* Americas North America $1.4 - $1.7 Worse South America 0.1 - 0.2 Better Europe / P.A.G. Europe 0.1 - 0.2 Low End P.A.G. 0.3 - 0.6 Low End Asia Pacific and Africa / Mazda 0.1 - 0.2 Better Total Automotive $1.5 - $2.0 Worse Financial Services 3.5 - 3.7 Better Total Company $5.0 - $5.7 Worse Milestones (Bils.) Full Year Outlook * Excludes special items; see Appendix (page 4) for present estimate of anticipated full-year 2005 special items FULL YEAR EPS GUIDANCE: UNCHANGED AT $1.00 - $1.25* SLIDE 2

FINANCIAL SERVICES SECTOR FORD CREDIT RESULTS AND METRICS - SECOND QUARTER Receivables (Bils.) On-Balance Sheet $126 $121 Securitized Off-Balance Sheet 43 39 Managed $169 $160 Charge-Offs (Mils.) On-Balance Sheet $291 $137 Managed 368 169 Loss-to-Receivables Ratio On-Balance Sheet 0.91% 0.44% Managed - U.S. Retail and Lease 1.12 0.62 - Worldwide Total 0.85 0.41 Allow. for Credit Losses Worldwide Amount (Bils.) $2.6 $1.9 Pct. Of EOP Receivables 2.02% 1.55% Leverage (To 1) Financial Statement 11.4 11.6 Managed 12.7 12.8 Dividend (Bils.) $1.0 $1.0 2004 2005 Key Metrics* Net Income (Mils.) $897 $740 ROE 29.5% 26.1% 2003 2004 East 1391 1061 4Q 594 839 Pre-Tax Profits (Mils.) 2nd Qtr. 2004 2nd Qtr. 2005 $1,391 $1,162 Second Quarter * See Appendix (pages 10 - 13) for calculation, definitions and reconciliation to GAAP $(229) SLIDE 3

FINANCIAL SERVICES SECTOR 2005 FORD CREDIT PRE-TAX PROFIT COMPARED WITH 2004 Credit Loss Second Quarter (Bils.) Financing Margin Lease Residual Volume 2005 Other 2004 2004 2005 Volume Financing Credit Lease Other East 1391 1162 -100 -200 200 0 -100 $1.2 $1.4 $(0.2) $(0.1) $0 $0.2 $(0.2) $(0.1) SLIDE 4

Q204 Q304 Q404 Q105 Q205 Worldwide Managed 0.0085 0.0094 0.0107 0.0055 0.0041 Worldwide Owned 0.0091 0.0104 0.0116 0.0056 0.0044 Managed Reserves as Pct. Of EOP Receivables Q204 Q304 Q404 Q105 Q105 Ford Credit U.S. Managed LTR 0.0112 0.0132 0.0163 0.0072 0.0062 Ford Credit U.S. Owned 0.0108 0.0129 0.0159 0.0065 0.0063 Managed Reserves as Pct. Of EOP Receivables CREDIT LOSS METRICS Managed Q204 Q304 Q404 Q105 Q105 Owned 291 335 386 181 137 Securitized 77 60 67 48 32 Worldwide Managed Credit Losses - Charge-Offs (Mils.) On-Balance Sheet Securitized Off-Balance Sheet Q2 Q3 Q4 Q1 2004 Q2 Q2 Q3 Q4 Q1 2004 Ford Lincoln Mercury U.S. Retail & Lease Loss-to-Receivables Ratio (Pct.) On-Balance Sheet Managed Worldwide Loss-to-Receivables Ratio (Pct.) On-Balance Sheet Q2 Q2 Q3 Q4 Q1 Q2 $453 2004 $169 $229 2005 2005 $395 2005 $368 SLIDE 5

Q204 Q304 Q404 Q105 Q205 Worldwide Owned 37 42 40 30 25 Q204 Q304 Q404 Q105 Q205 Worldwide Owned 2.72 3.09 3.04 2.41 2.05 CREDIT LOSS DRIVERS - FORD LINCOLN MERCURY U.S. RETAIL & LEASE* Over-60-Day Delinquencies Repossessions (000) Q204 Q304 Q404 Q105 Q205 Worldwide Owned 6450 6450 6650 6000 6000 Q2 Q3 Q4 Q1 Loss Severity Q2 Q1 Q2 Q3 Q4 2004 Q2 * On a serviced basis Q2 Q3 Q4 Q1 Q2 Repo. Ratio 2004 2004 2005 2005 Memo: New Bankruptcy Filings (000) 23 20 19 18 20 2Q04 3Q04 4Q04 1Q05 2Q05 NON-BANKRUPT 0.0015 0.0019 0.0015 0.0011 0.0012 2005 SLIDE 6

Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 RR 24-Month 12 9 7 10 6 RR 36-Month 50 44 39 34 34 LEASE RESIDUAL PERFORMANCE - FORD LINCOLN MERCURY U.S. Lease Return Volume (000) Q1 Q2 Q2 Q3 Q4 2004 2005 53 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 AV 24-Month 15780 15892 15663 16440 16072 AV 36-Month 12780 12351 12144 13130 12920 Auction Values (At Q2 2005 Mix) 36-Month 24-Month Q1 Q2 Q2 Q3 Q4 Memo: Worldwide Net Investment in Operating Leases in (Bils.) $21.6 $21.4 $21.9 $21.7 $21.9 2005 Q2 Q3 Q4 Q1 Q2 East 44 39 34 34 32 West 9 7 10 6 4 46 44 40 36 2004 24- Month 36- Month SLIDE 7

PRESENT DEBT RATINGS - FORD & FORD CREDIT Agency Long- Term Outlook/ Trend Short- Term Dominion Bond Rating Service Ford Motor BBB Negative R-2 (middle) Ford Credit BBB (high) Negative R-2 (high) Fitch Ratings BBB Negative F2 Moody's Investors Service Ford Motor Baa3* Under Review N/A Ford Credit Baa2* Under Review P-2* Standard & Poor's BB+ Negative B-1 * Ratings under review for possible downgrade SLIDE 8

FORD CREDIT FUNDING STRUCTURE 2003 2004 2005 33105 Equity 12.7 11 11 11 Term Debt/Other 122 110 94 101 Securitization 28 23 31.5 34 ABS CP 15 20 25 23 Ford Interest Advantage 7.3 7.7 7.2 7.2 Commercial Paper 6 9 2 3 Overborrow -16 -12.7 -15 -19 Equity Unsecured Commercial Paper Asset-Backed Commercial Paper $175 ~$155 $29-34 $122 $13 $11 Year End 2003 Year End 2004 June 30, 2005 $15 $28 Funding of Managed Receivables* (Bils.) Securitized Funding as Percentage of Managed Receivables 25% 26% 34-37% 36% 2005 Forecast $20 $110 $11 Term Asset-Backed Securities Term Debt and Other $13 Cash and Cash Equivalents $13-15 $6 $16 $23-24 $168 $160 $34 $101 $11 $19 *From continuing operations $92-96 $1-3 $23 $23 $3 $7 $7 $7 $8 $9 Ford Interest Advantage SLIDE 9

FORD CREDIT PUBLIC TERM FUNDING PLAN 2003 Actual (Bils.) 2004 Actual (Bils.) Transaction Type Forecast (Bils.) * YTD Actual through July 15, 2005 ** AFSA Presentation, May 18, 2005 *** Reflects new bonds issued; excludes asset sales to commercial paper conduits, whole-loan sales, and other structured financings YTD Actual * (Bils.) Memo: Prior FY Forecast ** (Bils.) Debt - Institutional $15 $ 7 $ 7 - 8 $ 7 $ 3 - 4 - Retail 4 5 1 - 2 1 1 - 2 Total Debt $19 $12 $ 8 - 10 $ 8 $ 4 - 6 Securitization*** 11 6 12 - 15 10 12 - 16 Total $30 $18 $20 - 25 $18 $16 - 22 2005 SLIDE 10

Total facilities as of July 1 are $31.5 billion, down $900 million from year-end 2004 Majority of commitments remain five-year evergreen facilities Maintained no rating triggers, material adverse change clauses or financial covenants 7/1/2004 7/1/2005 Non-global 0.85 0.95 Ford 6.9 6.5 FCE Bank 2.9 2.3 Ford Credit 3.9 3.1 Asset-Backed CP 18 18.8 BACK-UP CREDIT FACILITIES REMAIN STRONG Dec. 31, 2004 July 1, 2005 Billions * Ford lines may be used by Ford Credit and/or FCE at Ford's option ** Other consists of Non-global lines; excludes Ford Automotive non-global credit facilities of $308 million and $580 million at December 31, 2004 and July 1, 2005, respectively ABCP Lines (FCAR & Motown) $32.4 Ford * FCE Bank Global Lines Ford Credit Other ** $31.5 SLIDE 11

Bank Lines FCAR Motown Conduits Unsecured CP Total Back-up liquidity 0.8 14.9 8.5 5.8 2.5 32.5 Global Bank Lines Other FCAR Motown Unused Conduits Cash Total Back-up liquidity 11.9 0.8 18.3 10 16.1 18.5 75.5 FORD CREDIT LIQUIDITY PROGRAMS Liquidity Global Other Bank FCAR Motown Conduits Cash & Cash Total Lines Lines Lines Notes Equivalents Utilization of Liquidity Global and FCAR Motown Conduits Unsecured Total Other Notes CP Bank Lines Liquidity exceeds utilization by $43 billion June 30, 2005 (Bils.) June 30, 2005 (Bils.) ** * As of July 1 2005 ** Includes $6.5 billion of Ford bank lines that Ford Credit and/or FCE can use at Ford's option *** Supported by a bank liquidity facility equal to at least 100% of the principal amount of FCAR; 5% of the principal amount of Motown Notes; and for Motown, subject to a planned contribution of existing assets *** *** Motown Lines $0.5 $75.5 Committed Credit Facilities = $31.5 billion* SLIDE 12

Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Assets 54.4 62.7 77.2 98.1 117.1 Liabilities 18.5 20.4 37.7 54.8 95.7 LIQUIDITY PROFILE OF FORD CREDIT'S BALANCE SHEET Cumulative Maturities* - As of June 30, 2005 (Bils.) * U.S., Europe, and Canada included, at scheduled maturities; unsecuritized wholesale, unrestricted cash and Ford Interest Advantage included in under 3 month maturities. Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Interest Earning Assets (excluding On-Balance Sheet Securitized) and Cash at Face Value Interest Bearing Debt (excluding On-Balance Sheet Securitization Debt) at Face Value SLIDE 13

ACCOMPLISHMENTS SINCE FIRST QUARTER Ford Credit - Term Funding Unsecured Term Debt U.S. $ 1.6 Europe 1.2 Canada/Other 1.1 Sub-Total Unsecured $ 3.9 Securitization U.S. Retail Receivables $ 3.0 U.S. Wholesale Receivables 2.3 Private Transactions* 5.8 Sub-Total Securitization $ 11.1 Total Term Issuance $ 15.0 Ford (Automotive) Seasonal Working Capital Funding $ 2.0 Credit Lines at July 1, 2005 $ 31.5 Post 1st Qtr. 2005 (Bils.) * Includes U.S. Retail Receivables, U.S. Leases, and Italian Wholesale SLIDE 14

SECOND QUARTER 2005 SUMMARY Ford Earnings per share of $0.47 from continuing operations, excluding special items* North America Automotive loss disappointing All other Automotive Operations profitable; P.A.G. progress continues Continued strong automotive liquidity (cash balance at nearly $22 billion) Ford Credit Strong earnings Favorable credit loss performance Continued strong liquidity and funding flexibility Raised $15 billion of funding (cash balance at nearly $19 billion) Back-up credit facilities remain strong Managed leverage is 12.8 to 1 * Earnings per share from continuing operations is calculated on a basis that includes pretax profits, provision for taxes and minority interest; see Appendix (page 2) for reconciliation to GAAP SLIDE 15

SAFE HARBOR Automotive Related: Greater price competition resulting from currency fluctuations, industry overcapacity or other factors; Significant decline in automotive industry sales and our financing of those sales, particularly in the United States or Europe, resulting from slowing economic growth, geo- political events or other factors; Lower-than-anticipated market acceptance of new or existing Ford products; Economic distress of suppliers that may require Ford to provide financial support of take other measures to ensure supplies of materials; Increased safety, emissions, fuel economy or other regulations resulting in higher costs and/or sales restrictions; Work stoppages at Ford or supplier facilities or other interruptions of supplies; Discovery of defects in Ford vehicles resulting in delays in new model launches, recall campaigns, increased warranty costs or litigation; Unusual or significant litigation or governmental investigations arising out of alleged defects in Ford products or otherwise; Higher prices for or reduced availability of fuel; Increase in or acceleration of the market shift from truck sales or from sales of other more profitable vehicles in the United States; Changes in Ford's requirements or obligations under long-term supply arrangements pursuant to which Ford is obligated to purchase minimum quantities or a fixed percentage of output or pay minimum amounts; Change in the nature or mix of automotive marketing programs and incentives; Ford Credit Related: Inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts; Higher-than-expected credit losses; Collection and servicing problems related to our finance receivables and net investment in operating leases; Lower-than-anticipated residual values and higher-than-expected lease return rates; New or increased credit, consumer protection or other regulations resulting in higher costs and/or additional financing restrictions; Changes in Ford's marketing programs that de-emphasize financing incentives, which could result in a decline in our share of financing Ford vehicles; General: Additional credit rating downgrades; Major capital market disruptions that could prevent Ford or us from having access to the capital markets or that would limit our liquidity Availability of securitization as a source of funding; Labor or other constraints on Ford's or our ability to restructure Ford's or our business; Increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, acts of war, epidemic diseases or measures taken by governments in response thereto that negatively affect the travel industry; Worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, healthcare trends, benefits improvements); Economic difficulties in any significant market; Currency or commodity fluctuations, including rising steel prices; and Changes in interest rates. Statements included or incorporated by reference herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on our expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: We cannot assure that any expectations, forecasts or assumptions made by management in preparing these forward-looking statements will prove accurate, or that any projections will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

APPENDIX

TOTAL COMPANY INCOME FROM CONTINUING OPERATIONS COMPARED WITH NET INCOME Income from Continuing Operations Excluding Special Items $ 0.47 $ 936 $1,052 $ 1.08 $2,196 $2,708 Special Items Visteon-Related Charges** (0.15) (313) (318) (0.15) (319) (327) Personnel Reduction Program North America (0.02) (41) (63) (0.02) (41) (63) P.A.G. (0.01) (21) (33) (0.01) (21) (33) Fuel Cell Technology Charges *** (11) (11) (0.02) (50) (50) Non-Core Businesses Held for Sale *** 9 14 (0.01) (29) (45) Tax Adjustments**** 0.18 384 85 0.18 384 85 Total Special Items $ 0 $ 7 $(326) $(0.03) $ (76) $ (433) Income from Continuing Operations $ 0.47 $ 943 $ 726 $ 1.05 $2,120 $2,275 Discontinued Operations ** 3 0.01 38 Net Income $ 0.47 $ 946 $ 1.06 $2,158 * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest; see Appendix (page 2) for calculation ** See Appendix (page 5) for further detail *** Less than $0.01 **** Primarily reflects a favorable IRS ruling impacting prior year Federal tax settlements Memo: Pre-Tax Profit (Mils.) Second Quarter Earnings Per Share* After-Tax Profit (Mils.) Memo: Pre-Tax Profit (Mils.) First Six Months Earnings Per Share* After-Tax Profit (Mils.) Appendix 1 of 13

Net Income (Mils.) Numerator After-Tax Profits $ 946 $ 936 Impact on Income from assumed conversion of convertible preferred securities 54 54 Income for diluted EPS $1,000 $ 990 Denominator Average shares outstanding 1,842 1,842 Net issuable shares, primarily stock options 5 5 Convertible preferred securities 282 282 Average shares for diluted EPS 2,129 2,129 Diluted EPS $ 0.47 $ 0.47 Appendix 2 of 13 Cont. Ops. -- Excl. Special Items (Mils.) Second Quarter 2005 TOTAL COMPANY CALCULATION OF DILUTED EARNINGS PER SHARE

TOTAL COMPANY 2004 - 2005 SECOND QUARTER PRE-TAX RESULTS* North America $ 334 $(1,214) $(120)** $(307) $ 454 $ (907) South America 22 88 0 0 22 88 Total Americas $ 356 $(1,126) $(120) $(307) $ 476 $ (819) Europe $ 191 $ 66 $ (20)*** $ 0 $ 211 $ 66 P.A.G. (347) (16) 0 (33)*** (347) 17 Total Europe / P.A.G. $ (156) $ 50 $ (20) $ (33) $ (136) $ 83 Asia Pacific and Africa $ (5) $ 50 $ 0 $ 14 $ (5) $ 36 Mazda & Assoc. Operations 60 57 0 0 60 57 Total AP and Africa / Mazda $ 55 $ 107 $ 0 $ 14 $ 55 $ 93 Other Automotive (298) 398 0 0 (298) 398 Total Automotive $ (43) $ (571) $(140) $(326) $ 97 $ (245) Financial Services 1,528 1,297 0 0 1,528 1,297 Total Company $1,485 $ 726 $(140) $(326) $1,625 $1,052 * From continuing operations ** Fuel Cell Technology Charge *** Improvement Plans 2004 (Mils.) 2005 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2004 (Mils.) 2005 (Mils.) 2004 (Mils.) 2005 (Mils.) Appendix 3 of 13

TOTAL COMPANY 2005 FULL YEAR -- SPECIAL ITEMS AND DISCONTINUED OPERATIONS Special Items Visteon-Related Charges $(0.21) - $(0.30) $(450) - $(650) $(500) - $(700) Personnel Reduction Programs North America** (0.02) (41) (63) P.A.G. (0.03) (72) (110) Further Personnel Reduction Programs (TBD ) (TBD ) (TBD ) Fuel Cell Technology Charges (0.05) (116) (116) Non-Core Businesses Held for Sale (0.01) (29) (45) Tax Adjustments*** 0.18 384 85 Total Special Items $(0.14) - $(TBD ) $(324) - $(TBD ) $(749) - $(TBD ) Discontinued Operation 0.02 38 Effect of Special Items and Discontinued Operations $(0.12) - $(TBD) $(286) - $(TBD ) * Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest; see Appendix (page 1) for calculation ** 5% Salaried Reduction Program was announced recently and the costs have not yet been estimated *** Primarily reflects prior year federal and state tax settlements Appendix 4 of 13 Memo: Pre-Tax Profit (Mils.) Full Year Earnings Per Share* After-Tax Profit (Mils.)

2005 FINANCIAL EFFECT OF VISTEON AGREEMENTS -- SPECIAL ITEMS Estimated Assets Received* $ 700 - $900 Valuation Allowance / Forgiveness of Employee-Related Receivables** (450) Cash Payment for Inventories (300) Cash for Visteon Restructuring Escrow Account (400) Deferred Cash for Visteon Restructuring - related to Ford-managed entity (150) 2005 Transaction-Related Special Items $(400) - $(600) Hourly Buyouts (100) Total Special Items $(500) - $(700) Memo: Second Quarter 2005 Special Items*** $ (318) * Including inventories and net of transaction costs ** Excludes $(600) million allowance recognized in 2004 *** Primarily valuation allowance against employee-related receivables 2005 Projected Full Year Effect (Mils.) Appendix 5 of 13

AUTOMOTIVE SECTOR 2005 PLANNING ASSUMPTIONS AND OPERATIONAL METRICS Planning Assumptions Industry Volume (SAAR) -- U.S. (Mils.) 17.2 17.3 17.3 -- Europe (Mils.) 17.3 17.4 17.2 Operational Metrics Quality Improve in all regions Flat Flat Market Share Improve in all regions Down Mixed Automotive Cost Performance (Bils.)* Hold costs flat $(1.4) Worse Capital Spending (Bils.) $7 billion or lower $ 3.3 On Track Operating- Related Cash Flow (Bils.)** $1.2 - $1.5 billion positive $ 0.6 Positive Breakeven * At constant volume, mix, and exchange; excludes special items ** Calculated using method set forth on Appendix (page 7) Base First Six Months Full Year Outlook 2005 Milestone Appendix 6 of 13

AUTOMOTIVE SECTOR 2005 SECOND QUARTER CASH* Second Quarter (Bils.) Cash, Marketable and Loaned Securities, Short-Term VEBA Assets June 30, 2005 $21.8 $21.8 March 31, 2005 / December 31, 2004 22.9 23.6 Change in Gross Cash $(1.1) $(1.8) Operating-Related Cash Flows Automotive Pre-Tax Profits** $(0.2) $ 0.3 Capital Spending (1.9) (3.3) Depreciation and Amortization 1.7 3.5 Changes in Receivables, Inventory, and Trade Payables (0.7) (0.2) Other -- Primarily Expense and Payment Timing Differences 0.9 0.3 Total Automotive Operating-Related Cash Flows $(0.2) $ 0.6 Other Changes in Cash Pension / VEBA Contributions $(1.1) $(2.5) Tax Refunds 0.3 0.3 Capital Transactions w / Financial Services Sector 0.7 1.1 Divestitures and Acquisitions (0.7) (0.7) Dividends to Shareholders (0.2) (0.4) All Other 0.1 (0.2) Total Change in Gross Cash $(1.1) $(1.8) * See Appendix (pages 8 and 9) for reconciliation to GAAP ** Excludes special items; see Appendix (pages 8 and 9) for reconciliation to GAAP First Six Months (Bils.) Appendix 7 of 13

AUTOMOTIVE SECTOR GROSS CASH RECONCILIATION TO GAAP Cash and Cash Equivalents $10.1 $10.8 $ 0.7 $ 7.1 Marketable Securities 8.3 7.6 (0.7) 10.4 Loaned Securities 1.1 0.8 (0.3) 5.3 Total Cash / Market. Securities $19.5 $19.2 $(0.3) $22.8 Short-Term VEBA 4.1 2.6 (1.5) 4.0 Gross Cash $23.6 $21.8 $(1.8) $26.8 June 30, 2005 B / (W) Dec. 31, 2004 (Bils.) June 30, 2005 (Bils.) Dec. 31, 2004 (Bils.) Appendix 8 of 13 Memo: June 30, 2004 (Bils.)

AUTOMOTIVE SECTOR GAAP RECONCILIATION OF OPERATING-RELATED CASH FLOWS Cash Flows from Operating Activities before Securities Trading $ 1.6 $ 0.6 $ 4.0 Items Included in Operating-Related Cash Flows Capital Expenditures $(1.9) $(0.5) $(3.3) Net Transactions Between Automotive and Financial Services Sectors 0.4 (0.2) (0.4)* Exclusion of ST VEBA Cash Flows - Net (Drawdown) / Top-Up (0.7) (0.7) (1.5) Other (0.4) 0 (0.4) Total Reconciling Items $(2.6) $(1.4) $(5.6) Total Automotive Operating-Related Cash Flows $(1.0) $(0.8) $(1.6) Pension / Long-Term VEBA Contributions 1.1 0.8 2.5 Tax Refunds (0.3) (0.3) (0.3) Total Auto. Op.-Related Cash Flows (Excl. Contrib. and Tax Refunds) $(0.2) $(0.3) $ 0.6 * Net transactions with Automotive / Financial Services consistent with the condensed Sector Statement of Cash Flows statement 2005 (Bils.) Second Quarter B / (W) Than 2004 (Bils.) First Six Months of 2005 (Bils.) Appendix 9 of 13

FINANCIAL SERVICES SECTOR FORD CREDIT KEY METRIC DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below : Managed Receivables -- receivables reported on Ford Credit's balance sheet and receivables Ford Credit sold in off-balance-sheet securitizations and continues to service Serviced Receivables -- includes managed receivables and receivables Ford Credit sold in whole-loan sale transactions (i.e., receivables for which Ford Credit has no continuing exposure or risk of loss) Charge-offs on Managed Receivables -- charge-offs associated with receivables reported on Ford Credit's balance sheet plus charge-offs associated with receivables Ford Credit sold in off-balance sheet securitizations and continues to service Impact of On-Balance Sheet Securitization - finance receivables (retail and wholesale) and investments in operating leases reported on Ford Credit's balance sheet include assets transferred in securitizations that do not qualify for accounting sale treatment. These assets have been legally transferred to Ford Credit sponsored special purpose entities and are available only to pay the obligations of the special purpose entities and are not available to pay the other obligations of Ford Credit or the claims of Ford Credit's other creditors. Debt reported on Ford Credit's balance sheet includes debt issued by these special purpose entities to securitization investors which is payable out of collections on the assets supporting the securitizations and is not the legal obligation of Ford Credit or its other subsidiaries. Appendix 10 of 13

FINANCIAL SERVICES SECTOR FORD CREDIT RATIO DEFINITIONS In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Off-Balance Sheet Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity - Managed Leverage + - - - = + - Retained Interest in Securitized Off-Balance Sheet Receivables Charge-offs = Average Receivables Loss-to-Receivables Ratio Appendix 11 of 13

FORD CREDIT PRE-TAX INCOME EFFECT OF RECEIVABLES SALES ACTIVITY 2005 (Mils.) Second Quarter 2004 (Mils.) Investment and Other Income Related to Off-Balance Sheet Securitizations Earnings Impact if Reported on Balance Sheet Net Gain on Sales of Receivables $ 69 $ 2 Servicing Fees 94 106 Income on Interest in Sold Wholesale Receivables and Retained Securities 164 109 Income from Residual Interest and Other 215 226 Total Investment and other Income Related to Receivables Sales $ 542 $ 443 Less: Whole-loan Income (32) (21) Total Income Related to Off-Balance Sheet Securitizations $ 510 $ 422 Retail Revenue $ 547 $ 412 Wholesale Revenue 284 326 Total Financing Revenue $ 831 $ 738 Borrowing Cost (226) (294) Net Financing Margin $ 605 $ 444 Net Credit Losses (64) (27) Income Before Income Taxes $ 541 $ 417 Recalendarization Impact of Off-Balance Sheet Securitizations $ (31) $ 5 Appendix 12 of 13

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE Total Debt* $138.3 $128.9 Total Securitized Receivables Outstanding 45.8 ** 39.2 Retained Interest in Securitized Receivables (16.4) *** (5.3) Adjustments for Cash and Cash Equivalents (8.8) (18.5) Adjustments for SFAS 133 (3.2) (2.6) Adjusted Debt $155.7 $141.7 Total Stockholder's Equity (incl. minority interest) $12.1 $ 11.1 Adjustments for SFAS 133 0.1 0.0 Adjusted Equity $12.2 $ 11.1 Managed Leverage to 1**** 12.7 12.8 Financial Statement Leverage = Total Debt / Equity 11.4 11.6 * Includes $9.9 billion and $23.2 billion in 2004 and 2005 respectively of debt issued by securitization SPEs which is payable solely out of collections on the receivables sold to the SPEs and is not the legal obligation of Ford Credit ** Off-balance sheet only, including securitized funding from discontinued operations *** Includes retained interest in securitized receivables from discontinued operations **** Adjusted Debt / Adjusted Equity June 30, 2005 (Bils.) Leverage Calculation Appendix 13 of 13 June 30, 2004 (Bils.)